FLEXSHARES® TRUST

FlexShares® Disciplined Duration MBS Index Fund

SUPPLEMENT DATED JUNE 14, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021, AS SUPPLEMENTED

This Supplement amends and restates the supplement to the Summary Prospectus dated May 26, 2021.

Effective immediately, the paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. David M. Alongi, a Senior Vice President of Northern Trust Investments, Inc., and Michael R. Chico and Kevin O’Shaughnessy, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since June 2021, September 2020 and May 2016, respectively.

Please retain this Supplement with your Summary Prospectus for future reference.